SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 9, 2006



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-11860                   04-3144936
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)




       1370 Dell Ave., Campbell, CA                               95008
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[_]Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On November 9, 2006, Focus Enhancements, Inc. issued a press release discussing its results of operations for the three and nine months ended September 30, 2006. This press release is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Form 8-K.

Item 7.01. Regulation FD Disclosure

On November 9, 2006, Focus Enhancements, Inc. issued a press release discussing, among other things, 2006 financial guidance. The "2006 Outlook" section and other information related to our expected future performance in this press release attached hereto as Exhibit 99.1 are being furnished under Item
7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.


Item 9.01. Financial Statements and Exhibits

(c)      Exhibits


           99.1 Focus Enhancements, Inc. earnings press release for the three and nine months ended September 30, 2006.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FOCUS ENHANCEMENTS, INC.


Date:  November 9, 2006,             By:        /s/ Gary Williams
                                                -----------------
                                     Name:      Gary Williams
                                     Title:     Exec. VP of Finance and CFO